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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Brooks Fiber Properties, Inc.:


     We consent to the use of our reports on Brooks Fiber Properties, Inc. herein in the registration statement on Form S-4.



                                          KPMG Peat Marwick LLP

St. Louis, Missouri

March 14, 1997